UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒       Definitive Additional Materials

☐        Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐        Fee paid previously with preliminary materials.

☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Fellow Stockholder: We are pleased to inform you that we are preparing for Ares Capital Corporation's upcoming Annual Meeting of Stockholders, which will be held on May 7, 2026. Your vote is extremely important to the success of this meeting, no matter how many shares you hold. Enclosed are the proxy materials. Please review them carefully. Please respond to the proxy solicitation by authorizing your proxy in favor of the proposals described in the proxy materials using any of the methods listed below. Failure to obtain the required votes for all of the proposals may cause the meeting to be adjourned until all voting requirements are met. P024765-LTR WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY Your vote is needed! Ares Capital Corporation's Annual Meeting

YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on–any device you prefer. Go to: Proxyvote.com Let your proxy vote be heard. Let’s Vote on it. TABLET PC Ares Capital Corporation’s Annual Meeting PHONE SAMPLE-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

SAMPLE-EPB BE THE VOTE THAT COUNTS. AUTHORIZE YOUR PROXY TODAY! Ares Capital Corporation’s Annual Meeting

Your vote is important! Vote your shares today! The Annual Meeting of Stockholders will be held on May 7, 2026. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. ARES CAPITAL CORPORATION

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